UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 24, 2026
Date of Report (date of earliest event reported)

NovoCure Limited
(Exact name of registrant as specified in its charter)

Jersey	001-37565		98-1057807
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

No. 4 The Forum, Grenville Street	St. Helier	Jersey	JE2 4UF
(Address of Principal Executive Offices)			(Zip Code)
+44 (0) 15 3475 6700
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	NVCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01     Regulation FD Disclosure.

On February 2, 2026, the registrant's U.S. subsidiary, Novocure Inc. (the "Company") received a letter dated January 29, 2026 from the Centers for Medicare & Medicaid Services ("CMS") that the Company's billing privileges for its products were revoked retroactive to December 17, 2025. The Company was cited for an administrative process issue relating to the Company's triannual re-validation and not due to a substantive failure on the Company's part to qualify for re-validation.

On February 24, 2026, the Company received a letter from CMS rescinding the revocation of billing privileges and stating the Company's Medicare billing privileges are reinstated retroactively to December 17, 2025.

During the period of ineligibility, the Company continued to provide services to existing patients and accept new patients. The Company believes there will ultimately be no impact to its ability to recognize revenue for these services.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements
In addition to historical facts or statements of current condition, this report may contain forward-looking statements. Forward-looking statements provide Novocure’s current expectations or forecasts of future events. These may include statements regarding anticipated scientific progress on its research programs, clinical trial progress, development of potential products, interpretation of clinical results, prospects for regulatory approval, manufacturing development and capabilities, market prospects for its products, coverage, collections from third-party payers and other statements regarding matters that are not historical facts. You may identify some of these forward-looking statements by the use of words in the statements such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” or other words and terms of similar meaning. Novocure’s performance and financial results could differ materially from those reflected in these forward-looking statements due to general financial, economic, environmental, regulatory and political conditions and other more specific risks and uncertainties facing Novocure such as those set forth in its Annual Report on Form 10-K filed on February 27, 2025, and subsequent filings with the U.S. Securities and Exchange Commission. Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore, you should not rely on any such factors or forward-looking statements. Furthermore, Novocure does not intend to update publicly any forward-looking statement, except as required by law. Any forward-looking statements herein speak only as of the date hereof. The Private Securities Litigation Reform Act of 1995 permits this discussion.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovoCure Limited
(Registrant)

Date: February 24, 2026

By: /s/ Christoph Brackmann
Name: Christoph Brackmann
Title: Chief Financial Officer